1933 Act File Number 333-125751
                                                                     Rule 497(e)

                        FIRST TRUST EXCHANGE-TRADED FUND

             First Trust DB Strategic Value Index Fund (the "Fund")

                       SUPPLEMENT TO THE PROSPECTUS DATED
                          MAY 1, 2009, as supplemented
                                 on July 1, 2009

                             DATED DECEMBER 21, 2009

The Fund currently seeks investment results that correspond generally to the price and yield (before fees and expenses) of the Deutsche Bank CROCI(R) US+ Index(TM) ("Index") pursuant to a license agreement dated June 30, 2006 (the "License Agreement"), by and between Deutsche Bank AG, London Branch (the "Index Provider") and First Trust Advisors L.P. ("First Trust"), the Fund's investment manager. Pursuant to the terms of the License Agreement, the Index Provider has provided written notice to First Trust of the termination of the License Agreement, to be effective June 21, 2010. Per the Fund's prospectus, the Board will seek to engage a replacement index, if practicable. First Trust is currently evaluating the impact of the termination of the license agreement on the Fund and will commence to seek an alternative index for the Fund to track, as well as consider additional options for the Fund. There is no assurance that a suitable replacement index will be found.

                   PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE